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                                                                  EXHIBIT 10(bb)


                     CENCOM CABLE INCOME PARTNERS, II, L.P.
                              CENCOM PARTNERS, L.P.
                        C/O CHARTER COMMUNICATIONS, INC.
                       12444 POWERSCOURT DRIVE, SUITE 100
                         ST. LOUIS, MISSOURI 63131-3660


                                December 3, 1998


The Lenders (as defined below) and
Canadian Imperial Bank of Commerce, as Agent
425 Lexington Avenue
New York, New York   10017

Re:      Amendment Letter

Dear Sirs:

Reference is made to the Credit Agreement, dated as of May 23, 1997 (as amended by the Limited Waiver and Amendment Letter, dated August 11, 1997, the "Credit Agreement"), among Cencom Cable Income Partners II, L.P. and Cencom Partners, L.P. (collectively, the "Borrowers"), the various financial institutions as are, or may from time to time become, parties thereto (the "Lenders"), and Canadian Imperial Bank of Commerce, acting through one or more of its affiliates, branches or agencies ("CIBC"), as agent for the Lenders (in such capacity, the "Agent"). Terms defined in the Credit Agreement are used in this amendment letter (this "Amendment Letter") as therein defined.

By this Amendment Letter, the Borrowers hereby request that the Lenders:

(a) amend the definition of "Change of Control in Section 1.1 of the Credit agreement by

         (i) restating clause (a) thereof in its entirety to read as follows: "(a) if at any time prior to the consummation of the Allen Transaction, (i) Charter Communications shall for any reason fail to be controlled, directly or indirectly, by at least one of Jerald L. Kent, Howard L. Wood or Barry L. Babcock or (ii) at least 51% of the voting equity of Charter Communications shall for any reason fail to be owned by at least one of such individuals;";

         (ii) restating clause (b) thereof in its entirety to reason as follows: "(b) if at any time subsequent to the consummation of the Allen Transaction, Paul G. Allen or Persons under the Control of Paul G. Allen (including his heirs, his estate or any trust or other Person, 100% in interest of the owners or beneficiaries of which consist of his heirs or estate) shall no longer have, directly or indirectly, Control of at least 51% of the voting equity of charter Communications;"; and

         (iii) appending a new sentence at the end of such definition to read as follows: "For purposes of clause (b) of this definition, `Control' shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the
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                  management or policies of a Person, whether through ownership of voting equity, by contract or otherwise."; and

(b) amend Section 1.1 of the Credit Agreement to include the following new definition (in its proper alphabetical location):

         "Allen Transaction" means the acquisition by Paul G. Allen of at least 51% of the voting equity and economic interest in Charter Communications."

This Amendment Letter shall become effective as of the date hereof upon the execution of counterparts hereof by each Borrower, the Required Lenders and the Agent.

In order to induce the Lenders to grant the foregoing amendments, (a) the Borrowers hereby confirm, reaffirm and restate the representations and warranties set forth in Article VI of the Credit Agreement and in the Loan Documents as if made on the date hereof and (b) the Borrowers hereby represent and warrant that, after giving effect to the amendments set forth in this Amendment Letter, no Default or Event of Default shall have occurred and be then continuing.

Except as expressly modified by this Amendment Letter, all of the terms and provisions of the Credit Agreement and the Loan Documents shall remain in full force and effect. This Amendment Letter is a Loan Document executed pursuant to the Credit Agreement and shall be construed and administered in accordance with all of the terms and provisions of the Credit Agreement (including that all expenses in connection with the preparation, execution and delivery hereof shall be paid by the Borrowers).

If you are in agreement with the foregoing terms, kindly execute this Amendment Letter in the space provided below and deliver to the Agent an executed counterpart of this Amendment Letter.

THIS AMENDMENT LETTER MAY BE EXECUTED IN COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED AN ORIGINAL AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                      Very truly yours,

                                      CENCOM CABLE INCOME PARTNERS II, L.P.
                                      By:      Cencom Properties II, Inc.,
                                               its general partner


                                      By:      _____________________________


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December 3, 1998
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                                      CENCOM PARTNERS, L.P.
                                      By       Cencom Partners, Inc.,
                                               its general partner


                                      By:      _____________________________


THE AMENDMENT SET FORTH ABOVE
IS HEREBY AGREED TO AND
ACCEPTED AS OF THE DATE FIRST
ABOVE WRITTEN:

CANADIAN IMPERIAL BANK OF COMMERCE,
as Agent


By:__________________________________



LENDERS:

CIBC INC.


By:__________________________________